UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HCW BIOLOGICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

On [March 31], 2025

To Our Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders of HCW Biologics Inc. (the “Company” or “HCWB”) on [Monday, March 31, 2025] at 10:00 a.m. Eastern Time. This Special Meeting will be a completely virtual meeting, conducted only via live webcast at www.virtualshareholdermeeting.com/HCWB2025SM. You will be able to attend and participate in the Special Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Special Meeting, a webcast replay will be available at www.virtualshareholdermeeting.com/HCWB2025SM for a period of one year after the Special Meeting.

At the Special Meeting the Company will submit the following three proposals to its stockholders for approval:

1.

To approve an amendment to the Company’s certificate of incorporation on or before the one (1) year anniversary of the Special Meeting, to implement reverse stock splits of the outstanding shares of the Company’s common stock (as necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) in a range from one-for-twenty (1:20) up to one-for-fifty (1:50), or anywhere between (the “Reverse Stock Split”), while maintaining the number of authorized shares of common stock required for Nasdaq listing which is 150,000,000 shares, all as determined in the sole discretion of the Company’s Board of Directors;

2.

To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our common stock, or such lesser number of shares as the Board of Directors determines, pursuant to that certain Common Stock Purchase Agreement, dated _______, 2025 (the “Purchase Agreement”) and that certain Registration Rights Agreement, dated _______, 2025 (the “Rights Agreement”) entered into in connection with an equity line of credit with _____________ (the “ELOC”);

3.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon conversion of up to $6,900,000 of principal amount of Senior Secured Notes issued by the Company to certain investors therein, including certain officers, directors and stockholders of the Company (the “Noteholders”), pursuant to that certain Amended and Restated Senior Secured Note Purchase Agreement dated July 7, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved in principle by the Board of Directors and the Noteholders and set forth on Appendix __ attached hereto (the “Principal Terms for Conversion”) and such additional terms and conditions not materially inconsistent with such Principal Terms for Conversion as the Board of Directors may hereafter approve.

4.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

On or about [February 21, 2025], we will commence mailing a Notice of Special Meeting and Proxy Statement to our stockholders along with instructions on how to access our Proxy Statement via the Internet and authorize a proxy to vote your shares online. Please use this opportunity to take part in our affairs by voting on the business to come before the Special Meeting. Our board of directors has fixed the close of business on [February 17, 2025], as the record date for the Special Meeting (the “Record Date”), and only stockholders of record as of the Record Date may vote at the Special Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Special Meeting and any postponements or adjournments of the meeting. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Our board of directors recommends a vote FOR Proposal One, Proposal Two, and Proposal Four. As four of the five members of the board of directors are Noteholders, the board of directors will not make a recommendation for Proposal Three. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 2929 N. Commerce Parkway, Miramar, Florida 33025.

Your vote is important. Whether or not you expect to attend and participate in the Special Meeting, please vote as soon as possible by submitting your proxy electronically via the internet or, if you requested paper copies of the proxy materials, by telephone by following the instructions in the proxy materials or by completing, signing and dating the proxy card and returning it in the enclosed postage paid envelope.

On behalf of the board of directors, thank you for your participation in this important process.

Sincerely,

Hing C. Wong, Ph.D.

Founder and Chief Executive Officer

2929 N. Commerce Parkway

Miramar, Florida 33025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [March 31, 2025]: THE PROXY STATEMENT AND PROXY CARD ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

HCW BIOLOGICS INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held [March 31], 2025

Time and Date:	[March 31], 2025 at 10:00 a.m., Eastern Time.

Place:	The Special Meeting will be a virtual meeting conducted exclusively online via live audio webcast on the internet at www.virtualshareholdermeeting.com/HCWB2025SM. By logging on this website with the control number included on your proxy card or voting instruction form at the designated time, stockholders and proxyholders of record as of the record date identified below may be deemed present in person and eligible vote at the Special Meeting.

Items of Business:	1. To approve an amendment to the Company’s certificate of incorporation on or before the one (1) year anniversary of the Special Meeting, to implement one or more reverse stock splits of the outstanding shares of the Company’s common stock (as necessary to maintain a listing of the Company’s common stock, par value $0.0001 per share (our “Common Stock”) on the Nasdaq Capital Market) in a range from one-for-twenty (1:20) up to one-for-fifty (1:50), or anywhere between (the “Reverse Stock Split”), without changing the number of authorized shares of our Common Stock required for Nasdaq listing which is 150,000,000 shares, all as determined in the sole discretion of the Company’s Board of Directors (the “Reverse Stock Split Proposal”).

2. To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our common stock, or such lesser number of shares as the Board of Directors determines, pursuant to that certain Common Stock Purchase Agreement, dated _______, 2025 (the “Purchase Agreement”) and that certain Registration Rights Agreement, dated _______, 2025 (the “Rights Agreement”) entered into in connection with an equity line of credit with _____________ (the “ELOC”).

3. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of principal amount of Senior Secured Notes issued by the Company to certain investors therein, including certain officers, directors and stockholders of the Company (collectively, the “Noteholders”), pursuant to that certain Amended and Restated Senior Secured Note Purchase Agreement dated July 7, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved in principle by the Board of Directors and the Noteholders and set forth on Appendix __ attached hereto (the “Principal Terms for Conversion”) and such additional terms and conditions not materially inconsistent with such Principal Terms for Conversion as the Board of Directors may hereafter approve (the “Note Conversion”).

4. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

Record Date:	Only stockholders of record at the close of business on [February 17], 2025 are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our website at https://investors.hcwbiologics.com/ir-resources/contact-us or email us at info@hcwbiologics.com, or, if you are a registered holder, contact our transfer agent, Equiniti Trust Company, LLC, through its website at www.equiniti.com or by phone at (800) 937-5449.

By Order of the Board of Directors,

Hing C. Wong, Ph.D.

Founder and Chief Executive Officer

Miramar, FL

________, 2025

Whether or not you expect to participate in the virtual Special Meeting, please vote as promptly as possible in order to ensure your representation at the Special Meeting. You may vote online or, if you received printed copies of the proxy materials, by telephone or by using the proxy card or voting instruction form provided with the printed proxy materials.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting the reverse stock split, the timing of the reverse stock split, the principal effects of the reverse stock split, and the intended benefits of the reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

•	the effect of the Reverse Stock Split, the ELOC and/or the Note Conversion on the price of our common stock;

•	the effect of the Reverse Stock Split, the ELOC and/or the Note Conversion on the liquidity of our common stock; and

•	our ability to regain compliance with the listing standards of the Nasdaq Capital Market.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading, “Certain Risks and Potential Disadvantages” in each of Proposals 1 through 3 and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

HCW BIOLOGICS INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, _________, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors of HCW Biologics Inc. (“HCW Biologics”) for use at HCW Biologics’ Special Meeting of Stockholders (the “Special Meeting” or “meeting”) to be held online on [Monday, March 31, 2025] at 10:00 a.m., Eastern Time via live webcast at www.virtualshareholdermeeting.com/HCWB2025SM. References in the proxy statement for the Special Meeting, or the Proxy Statement, to “we,” “us,” “our,” the “Company,” “HCWB” or “HCW Biologics” refer to HCW Biologics Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will mail, on or about February 21, 2025, the Proxy Statement, as well as the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), to our stockholders of record and beneficial owners at the close of business on February 17, 2025. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice of Internet Availability (in addition to receiving a hard copy of the proxy materials by mail). These proxy materials will be available free of charge.

The Notice of Internet Availability will identify the website where the proxy materials will be made available; the date, the time and location of the Special Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS, VOTING, AND THE MEETING

Q:	What is the purpose of the meeting?

A:

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What is included in the proxy materials?

A:	These materials include:

•	Notice of Special Meeting of Stockholders;

•	The Proxy Statement; and

•	[APPENDICES]

If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form.

Q:	What proposals are scheduled to be voted on at the meeting?

A:

Stockholders will be asked to vote on the following three proposals at the meeting, each of which are, among other things, part of the Company’s plan to regain compliance with applicable Nasdaq listing requirements:

1.

To approve an amendment to the Company’s certificate of incorporation on or before the one (1) year anniversary of the Special Meeting, to implement one or more reverse stock splits of the outstanding shares of the Company’s common stock (as necessary to maintain a listing of the Company’s common stock, par value $0.0001 per share (our “Common Stock”) on the Nasdaq Capital Market) in a range from one-for-twenty (1:20) up to one-for-fifty (1:50), or anywhere between (the “Reverse Stock Split”), without changing the number of authorized shares of our Common Stock required for Nasdaq listing which is 150,000,000 shares, all as determined in the sole discretion of the Company’s Board of Directors (the “Reverse Stock Split Proposal”) (“Proposal One”); and

2.

To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our common stock, or such lesser number of shares as the Board of Directors determines, pursuant to that certain Common Stock Purchase Agreement, dated _______, 2025 (the “Purchase Agreement”) and that certain Registration Rights Agreement, dated _______, 2025 (the “Rights Agreement”) entered into in connection with an equity line of credit with _____________ (the “ELOC”) (“Proposal Two”); and

3.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of principal amount of Senior Secured Notes issued by the Company to certain investors therein, including certain officers, directors and stockholders of the Company (collectively, the “Noteholders”), pursuant to that certain Amended and Restated Senior Secured Note Purchase Agreement dated July 7, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved in principle by the Board of Directors and the Noteholders and set forth on Appendix __ attached hereto (the “Principal Terms for Conversion”) and such additional terms and conditions not materially inconsistent with such Principal Terms for Conversion as the Board of Directors may hereafter approve (the “Note Conversion”) (“Proposal Three”).

Additionally, stockholders may be asked to transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:	Could matters other than Proposal One, Proposal Two and Proposal Three be decided at the meeting?

A:

Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of HCW Biologics, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

•	“FOR” the Reverse Stock Split (Proposal One); and

•	“FOR” the ELOC (Proposal Two); and

•	As four of five directors are also Noteholders, the board of directors does not make a recommendation with respect to the Senior Secured Note Conversion (Proposal Three).

Q.	How can I access the proxy materials?

A:

We are mailing the Special Meeting proxy materials to our stockholders and also providing access to those materials over the Internet. In connection with this process, a Notice of Internet Availability is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The Notice of Internet Availability contains instructions on how you may access and review our proxy materials on the internet and how you may submit a proxy for your shares over the internet. The Notice of Internet Availability will also tell you how to request our proxy materials in printed form or by email, at no charge. The Notice of Internet Availability contains a control number that you will need to submit a proxy for your shares. Please keep the Notice for your reference through the meeting date. Anyone attending the Special Meeting must observe the rules approved by the board of directors.

Q:	Who may vote at the Special Meeting?

A:

Stockholders of record as of the close of business on [February 17], 2025, (“the Record Date”), are entitled to receive notice of, to attend and participate, and to vote at the Special Meeting. At the close of business on the Record Date, there were [44,540,394] shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC , you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by HCW Biologics.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that organization rather than from us. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Special Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to Equiniti Trust Company, LLC, at least two (2) weeks in advance of the Special Meeting.

Q:	How do I vote?

A.	The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are the stockholder of record, you may vote your shares online during the virtual Special Meeting (see “How can I participate in the virtual Special Meeting?” below) or by proxy in advance of the Special Meeting by internet (at www.virtualshareholdermeeting.com/HCWB2025SM), by telephone (at 1-800-690-6903), or, if you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on [February 28], 2025. If you vote by mail, your proxy card must be received before voting begins at the Special Meeting. Submitting your proxy, whether by telephone, through the internet or by mail will not affect your right to vote in person virtually should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. To ensure that your vote is counted, complete and mail the voting instruction form provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person virtually at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Special Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Q:	What shares can I vote?

A:

Each share of our Common Stock issued and outstanding as of the close of business on [February 17], 2025 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of [February 17], 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of [February 17], 2025.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Special Meeting as of the Record Date must be present in person virtually or represented by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Special Meeting if you are present and vote in person virtually at the Special Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e., shares present at the Special Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposal One, Proposal Two or Proposal Three.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for Reverse Stock Split (Proposal One). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include proposals other than Proposal One, such as the ELOC and the Note Conversion. Accordingly, we encourage you to provide voting instructions to your broker or other nominee, regardless of whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

•	Proposal One: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

•	Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

•	Proposal Three: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

Q: If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q: What should I do if I get more than one proxy card or voting instruction form?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials, proxy cards or voting instruction forms. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction forms you receive relating to our Special Meeting to ensure that all of your shares are voted and counted.

Q: Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Special Meeting.

If you are the stockholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	providing a written notice of revocation to HCW Biologics’ Secretary at HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, prior to your shares being voted, or

•

participating in the Special Meeting and voting electronically online at www.virtualshareholdermeeting.com/HCWB2025SM. Participation alone at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/HCWB2025SM.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I participate in the virtual Special Meeting?

A:

There is no physical location for the Special Meeting. Stockholders of record as of the close of business on the Record Date are entitled to participate virtually in the Special Meeting, including to vote, ask questions and view the list of registered stockholders as of the record date during the Special Meeting by visiting www.virtualshareholdermeeting.com/HCWB2025SM. To participate and vote in the Special Meeting, you will need the control number included on your proxy card or voting instruction form.

We are committed to ensuring, to the extent possible, that stockholders will be given the same participation rights that they would be given if they attended an in-person meeting. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Special Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. Online check-in will begin at 9:45 a.m., Eastern Time, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number provided on the log-in page of the virtual meeting. Additional information regarding the rules and procedures for participating in the Special Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. Regardless of whether you plan to participate in the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Accordingly, we encourage you to vote in advance of the Special Meeting. Please be aware that participating in the Special Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	How do I submit questions during the meeting?

A:

Stockholders may submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/HCWB2025SM and using their 16-digit control number to enter the meeting. Questions may be submitted by typing them into the text box provided.

Q:	Is there a list of stockholders entitled to vote at the Special Meeting?

A:

For a period of ten (10) days ending on the day before the meeting, the names of stockholders of record entitled to vote will be available for inspection by stockholders for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 2929 N. Commerce Parkway, Miramar, Florida 33025. Please send a written request to our Secretary at HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, or email legal@HCWBiologics.com to schedule an appointment. This list will also be available for inspection during the Special Meeting at www.virtualshareholdermeeting.com/HCWB2025SM.

Q:	Who will tabulate the votes?

A:	A representative of the Company will serve as the Inspector of Elections and will tabulate the votes at the Special Meeting.

Q:	Where can I find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Please see the section titled “Householding” for information on how to obtain additional copies of proxy materials.

Q:	What if I have questions about my HCW Biologics shares or need to change my mailing or email address?

A:

You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449, through its website at www.equiniti.com or by U.S. mail at 55 Challenger Road, 2nd Floor, Ridgefield Park, New Jersey 07660, if you have questions about your HCW Biologics shares or need to change your mailing or email address.

Q:	What if I need to change my email address?

A:

If you need to change the email address that we use to mail proxy materials to you or if you wish to sign up to receive future mailings via email, please go to the website provided on your proxy card or voting instruction card, to request to receive materials solely by electronic delivery in the future and supply the appropriate email address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Special Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies electronically, we expect that our directors, officers and employees may solicit proxies in person or by telephone, mailings, emails or otherwise. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We expect to retain Advantage Proxy to solicit votes on behalf of our board of directors. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

PROPOSAL ONE:

APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE

COMMON STOCK AT THE DISCRETION OF THE BOARD

General

We are asking stockholders to approve a proposed amendment to the Charter to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Special Meeting, reverse stock splits of the outstanding shares of our Common Stock in a range of not less than one-for-twenty (1:20) shares and not more than one-for-50 (1:50) shares, (the “Reverse Stock Split”). The implementation of the Reverse Stock Split will not reduce the total number of authorized shares of common stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to the Charter to effect this proposal. The text of the proposed form of Certificate of Amendment to the Charter (the “Reverse Split Certificate”) is attached hereto as Appendix [__].

If stockholders approve this proposal, then the Board will cause one or more Reverse Split Certificates to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate(s). No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The Reverse Split Certificate(s) will effect a reverse stock split of the outstanding shares of our Common Stock at an aggregate reverse stock split ratio ranging from 1-for-20 to 1-for-50, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company and its stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

As of the Record Date, there were 44,540,394 shares of common stock outstanding. Based on such number of shares of common stock outstanding, immediately following the effectiveness of the Reverse Stock Split (without giving effect to the issuance of whole shares in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares of stock as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

All holders of common stock will be affected equally by the Reverse Stock Split.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive in lieu thereof one additional whole share of common stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of common stock that were outstanding immediately prior to the effective time of the Reverse Stock Split (the “Effective Time”) and (b) the aggregate number of shares of common stock after the Effective Time into which the shares of common stock have been reclassified; and with respect to holders of shares of common stock in book-entry form in the records of the Company’s transfer agent that were outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of common stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one additional share of common stock automatically and without any action by the holder. Each holder of common stock will hold the same percentage of the outstanding shares of common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving whole shares in lieu of fractional shares. The par value of the common stock will continue to be $0.0001 per share (see “—Principal Effects of the Reverse Stock Split—Effect of Reverse Stock Split on Stated Capital”).

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would help us to:

•	maintain the listing of our common stock and warrants on the Nasdaq Capital Market (“Nasdaq”);

•	increase the per share price of our common stock;

•	maintain the marketability and liquidity of our common stock; and

•	provide other potential benefits.

Maintain Our Listing on Nasdaq

One purpose for effectuating the Reverse Stock Split, should the Board choose to effect it, would be to maintain the listing of our common stock and warrants on Nasdaq. Our common stock is listed on Nasdaq under the symbol “HCWB.”

On August 6, 2024, we received a deficiency letter from Nasdaq notifying us that, because the bid price of our common stock closed below $1.00 per share for 30 consecutive business days, we were no longer in compliance with Nasdaq’s minimum bid price rule, which is a requirement for continued listing on the Nasdaq Capital Market (the “Minimum Bid Price Rule”). In accordance with Listing Rule 5810(c)(3)(A), we were provided with 180 calendar days to regain compliance with the Minimum Bid Price Rule.

On February 5, 2025, we received a written notice (the “Notice”) from Nasdaq notifying us that we failed to regain compliance with the Minimum Bid Price Rule and were subject to delisting. The Company was previously granted a hearing before a Nasdaq Hearings Panel (the “Panel”), to appeal a prior Nasdaq staff determination that our common stock was subject to delisting for failure to regain compliance with the market value of listed securities (“MVLS”) threshold of $50,000,000 required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(3)(A), which stayed any delisting action pending the issuance of the Panel’s determination. The Panel hearing is scheduled for February 13, 2025.

As of the Record Date, the closing price of one share of our common stock was $   . The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, which we believe would reduce the risk that our common stock will be delisted from Nasdaq.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders approve the Reverse Split Certificate to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting. Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders.

Increase the Per Share Price of Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of the common stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of common stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain the Marketability and Liquidity of the Common Stock

The Board believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of the common stock and encourage interest and trading in the common stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like Nasdaq, over lower-priced securities quoted on the over-the-counter markets:

•

Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of the common stock. Investment funds may also be reluctant to invest in lower-priced securities.

•

Stock Price Volatility: A higher stock price may increase the acceptability of the common stock to a number of long-term investors who may not find the common stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.

•

Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.

•

Access to Capital Markets: If our appeal of the Nasdaq staff determination to delist our common stock is not successful or we are unable to regain compliance with the Minimum Bid Price Rule and our common stock is delisted from Nasdaq, investor demand for additional shares of our common stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our common stock by avoiding these internal policies and practices. Increasing visibility of our common stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the common stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits, including the Company, have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

•	whether the Panel grants us additional time to regain compliance with the Minimum Bid Price Rule;

•	the historical trading price and trading volume of the common stock;

•	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short- and long-term;

•	the continued listing requirements for the common stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our common stock on Nasdaq;

•	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;

•	the projected impact of the Reverse Stock Split ratio on trading liquidity in the common stock;

•	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;

•	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market, industry and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance, similar to the prior reverse stock split by the Company. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of common stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the common stock as described above.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that is determined by the Board, but will be no later than the one-year anniversary of the Special Meeting.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of common stock outstanding immediately prior thereto into a lesser number of new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal, and will round any fractional shares up to the nearest whole share.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number. Shares of common stock held in registered form and shares of common stock held in “street name” (that is, through a broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of common stock will decrease at the Reverse Stock Split ratio of not less than 1-for-20 and not more than 1-for-50. The Reverse Stock Split would be effected simultaneously for all shares of common stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving whole shares in lieu of fractional shares as described above. Voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

The principal effects of the Reverse Stock Split will be that:

•	each twenty to fifty shares of common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of common stock;

•

no fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, any fractional shares resulting from the Reverse Stock Split will round up to the next whole share;

•

proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;

•	the number of stockholders owning “odd lots” of less than 100 shares of common stock may increase; and

•	the number of shares then reserved for issuance under the Company’s equity plans will be proportionately reduced.

The following table contains approximate information, based on share information as of February 17, 2025, showing the impact of the Reverse Stock Split at different ratios:

Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split
1-for-20
1-for-30
1-for-40
1-for-50

[NOTE: TABLE TO BE COMPLETED BASED ON RECORD DATE SHARE PRICE INFORMATION.]

As illustrated in the table above, the Reverse Stock Split will not result in a reduction of the total number of shares of common stock that we are authorized to issue. The par value of the common stock would remain unchanged at $0.0001 per share.

After the Reverse Split Certificate is effective, the common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the common stock.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of common stock under the Exchange Act. The common stock would continue to be listed on Nasdaq under the symbol “HCWB” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the common stock will remain $0.0001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to common stock (subject to a minor adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to common stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of common stock outstanding. The stated capital attributable to common stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of common stock will increase because there will be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of common stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of common stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

•	the number of shares deliverable upon vesting and settlement of outstanding options under the Plan;

•	the number of shares reserved for issuance under the Plan; and

•

the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock being delivered upon such exercise, conversion, or settlement, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share or the payment of cash for fractional shares.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Special Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Special Meeting, or abandon the Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, the Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;

•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal One.

The affirmative vote of the majority of votes cast on the proposal is required to approve Proposal One. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained then the Reverse Stock Split will not be effected.

Recommendation of the Board

The Board recommends a vote FOR Proposal One.

PROPOSAL TWO

APPROVAL OF THE ISSUANCE OF SHARES OF THE

COMPANY’S COMMON STOCK PURSUANT TO AN EQUITY LINE OF CREDIT WITH

____________________.

General Information About the Equity Line of Credit.

As previously disclosed in a Current Report on Form 8-K filed __________, 2025, on __________,2025, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with _______________, pursuant which _____________ agreed to purchase, from time to time at the Company’s election, up to $__________ in shares of our common stock, subject to certain limitations (the “Equity Line of Credit” or “ELOC”).

Under the applicable Nasdaq rules, in no event may we issue any shares of common stock pursuant to the ELOC if the issuance of such shares of common stock would exceed 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap. In any event, we may not issue any shares of our common under the Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of Nasdaq.

The Company may be limited in its ability to draw down on the ELOC and issue shares of common stock under the Purchase Agreement unless and until the stockholders approve the issuance of shares in excess of 19.99%.

In order to gain compliance with the minimum stockholders’ equity of $2,500,000 required for listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholder Equity Rule”), the Company may need to draw down on the ELOC and issue shares of common stock under the Purchase Agreement in excess of the Exchange Cap.

Why Does the Company Need Stockholder Approval?

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding common stock in accordance with the Purchase Agreement.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. Upon entering into the Purchase Agreement, we could not issue or sell any shares of common stock, and _____________ could not purchase or acquire any shares of common stock pursuant to the Purchase Agreement, to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued pursuant to the Purchase Agreement and the transactions contemplated hereby would exceed _______ shares (representing approximately 19.99% of the shares of common stock issued and outstanding immediately prior to the execution of the Purchase Agreement) which number of shares is to be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Purchase Agreement under applicable rules of the trading market (such maximum number of shares, the “Exchange Cap”), unless the Company’s stockholders approved the issuance of common stock in excess of the Exchange Cap in accordance with the applicable rules of the trading market. While the Company is asking the stockholders to approve the issuance of all of the shares available under the Purchase Agreement, the Company may not need to issue and sell all such shares.

To meet the Nasdaq 20% Rule, we need stockholder approval under the listing rules of Nasdaq to remove the Exchange Cap provisions in the Purchase Agreement to permit the potential issuance of more than 20% of our outstanding common stock in accordance with the terms of the Purchase Agreement.

What is the Effect on Current Stockholders if Proposal Two is Approved?

If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the Purchase Agreement and therefore have the option to issue the maximum number of shares of common stock issuable under the Purchase Agreement which would exceed 19.99% of our issued and outstanding shares of common stock as of the date we executed the Purchase Agreement. This would allow the Company flexibility in accessing the equity line of credit to pursue its business growth, current announced partnerships and collaborations and maintain compliance with the Nasdaq Minimum Shareholder Equity Rule if other sources of capital are insufficient to fulfill these goals. If stockholders approve the Proposal Two, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require ___________ to purchase those shares pursuant to the Purchase Agreement. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance.

What is the Effect on Current Stockholders if the Proposal Two is NOT approved?

If our stockholders do not approve this Proposal Two, we may be limited in the amount of money we can draw down on the line of credit under the Purchase Agreement. We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement and related transaction documents. The failure of our stockholders to approve the proposal may result in our inability to take full advantage of the new equity line of credit and severely limit the Company’s ability to grow and/or maintain compliance with the Nasdaq Minimum Stockholder Equity Rule. Accordingly, if the Company is limited in the number of shares it can issue under the equity line of credit, dilution to stockholders will be limited and have the effect of limiting the Company’s growth potential and ability to maintain its Nasdaq listing with no additional capital under the ELOC.

Required Vote

In accordance with Delaware law, approval of Proposal Two requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Special Meeting. As a result, abstentions will have the same effect as votes against this proposal.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

PROPOSAL THREE

SENIOR SECURED NOTE CONVERSION

We are asking our stockholders to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of shares of our Common Stock upon conversion of up to $6,905,000 of the principal amount of notes previously issued to noteholders, including certain officers, directors and stockholders of the Company (the “Noteholders”) pursuant to that certain Amended and Restated Note Purchase Agreement dated July 7, 2024, as amended by the First Amendment to Amended and Restated Senior Secured Note Purchase Agreement dated September 30, 2024, and as it may be further amended in accordance with the Principal Terms for Conversion Amendment, which has been approved in principle by the Board of Directors and the Noteholders and set forth on Appendix __ attached hereto (the “Principal Terms”) and such additional terms and conditions not materially inconsistent with such Principal Terms for Conversion as the Board of Directors may hereafter approve (the “Note Conversion”). As of the Record Date, assuming stockholders approve this Proposal Three, and based on the assumptions below, if all $6,905,000 principal amount of notes held by the Noteholders are converted to shares of Common Stock pursuant to the Principal Terms for Conversion, such shares of Common Stock would represent approximately [     ]% of our outstanding shares of Common Stock as of the Record Date if they were outstanding on such date.

We are seeking stockholder approval of Proposal Three because certain of the Noteholders are also officers, directors and/or stockholders of the Company. The stockholders who are also Noteholders will abstain from voting on Proposal Three.

Summary of Secured Note Financing and Proposed Conversion Terms

On March 31, 2024, the Company entered into a Note Purchase Agreement with certain Noteholders, pursuant to which the Company could issue secured notes up to an aggregate principal amount up to $10.0 million (“Secured Notes”).

As of July 2, 2024, existing investors in Secured Notes unanimously agreed to an Amended and Restated Note Purchase Agreement and related documents (“Amended and Restated Note Purchase Agreement”). On September 27, 2024, existing investors approved an amendment to the Amended and Restated Note Purchase Agreement which extended the last closing date to October 31, 2024. No other terms were changed. Under the terms of the Amended and Restated Note Purchase Agreement, the Secured Notes continue to bear interest at a rate of 9% per annum, payable quarterly in arrears. The Secured Notes will mature on August 30, 2026 (the “Maturity Date”), on which date the principal balance, accrued but unpaid interest and other amounts owed under the terms of the Amended and Restated Note Purchase Agreement shall be due and payable. The Company pledged its equity ownership interest in Wugen, Inc., which is 2,174,311 shares of Wugen, Inc. common stock, which was equivalent to a 5.6% ownership stake in that company as of September 30, 2024 (“Pledged Collateral”). The Pledged Collateral is to be held and released according to the terms of the Escrow Agreement, as security for the Secured Notes.

As of October 31, 2024, the Company had received $6.9 million in funding from the issuance of Secured Notes. Investors included Dr. Hing C. Wong, Founder and Chief Executive Officer, who invested $2.4 million; Rebecca Byam, Chief Financial Officer, who invested $220,000; Lee Flowers, Senior Vice President of Business Development, who invested $25,000; Scott T. Garrett, the Chairman of the Company’s board of directors, who invested $140,000; Gary M. Winer, a member of our board of directors, who invested $60,000; Rick S. Greene, a member of the board of directors, who invested $25,000, as well as unrelated parties.

The Secured Notes have a Mandatory Prepayment provision, according to which the Company is required to prepay the Secured Notes before the Maturity Date under certain circumstances. In the event of a Mandatory Prepayment, Secured Notes may receive a bonus payment based on the gross proceeds of the sale of the Pledged Collateral. If the Secured Notes are repaid on the Maturity Date, holders will receive a fixed bonus payment in addition to payment of outstanding principal and accrued and unpaid interest. If a bonus payment is paid, then there is no prepayment penalty. The Amended and Restated Note Purchase Agreement also contains default provisions, according to which, following an event of default, the Company may be required to distribute the Pledged Collateral to the Purchasers on a pro rata basis based on a $10.0 million issuance of Secured Notes, in full satisfaction of the indebtedness evidenced by the Secured Notes. In other words, 69.05% of the total Wugen shares are security for the Senior Secured Notes and would be transferred in the event of a default, pro rata, to the Holders.

Amended terms of the Amended and Restated Note Purchase Agreement included a conversion feature, which would give Noteholders a right to convert the outstanding indebtedness to shares of the Company’s common stock under certain conditions, subject to final documentation. The holders of the Secured Notes have no obligation to exercise the conversion option, however, if the holders of the majority of principal of Secured Notes outstanding choose to do so, then all the holders of Secured Notes must do so.

Under the Principal Terms for Conversion, as more fully set forth in Appendix __, [Noteholders and the Company will agree that at least [$6,000,000] principal amount of the Secured Notes will be converted into shares of Common Stock at a conversion price of [$0.65] per share, and the Escrow Agreement will be amended to provide that, upon a sale of the Pledged Collateral, converting Noteholders will have the right to receive [__%] of the net proceeds received in such sale for every [$100,000.00] principal amount of Secured Notes so converted. As described below, conversion of principal amount of the Secured Notes will result in a dollar-for-dollar increase in stockholders’ equity, contributing to the Company’s plan to gain compliance with the Nasdaq Minimum Shareholder Equity Rule and maintaining listing of the Company’s Common Stock on the Nasdaq Capital Market.] NOTE: SUMMARY DESCRIPTION TO BE UPDATED IN THE FINAL PROXY STATEMENT WHEN PRINCIPAL TERMS FOR CONVERSION ARE FINALIZED.

Possible Effects if Proposal Three is Approved

If our stockholders approve Proposal Three, we would be able to convert up to approximately $6.9 million principal amount of debt to stockholders equity by issuance of shares of our Common Stock, thus increasing the Company’s stockholders’ equity by up to approximately $6.9 million, significantly contributing to the Company gaining compliance with the Nasdaq Minimum Shareholder Equity Rule. Shares of Common Stock that would be issuable to the Noteholders in connection with the conversion of the Notes would have the same rights and privileges as the shares of our currently authorized Common Stock. The issuance of such shares will not affect the rights of the holders of outstanding Common Stock, but such issuance will have a dilutive effect on our existing stockholders, including on the voting power and economic rights of our existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

Possible Effects if Proposal No. 4 is Not Approved

If our stockholders do not approve this proposal and we are not able to issue shares of our Common Stock in connection with the conversion of the Notes, we would be required to make repayments of the Notes in cash and the Wugen shares would continue to be held in escrow to secure such repayments. In addition, if our stockholders do not approve this proposal and we are not able to issue shares of our Common Stock to the Noteholders, the Company will not be able to increase its stockholders’ equity by the principal amount of the Notes intended to be converted, which is an important part of the Company’s plan to gain and retain continued compliance with applicable Nasdaq listing rules, including the Minimum Stockholder Equity Rule.

Executive Officer and Director Interest

Four out of our five directors and certain of our executive officers are also Noteholders and stockholders of the Company, as set forth in the table below.

Holder	Title	Principal	Share of Principal
Dr. Hing C. Wong	Founder and CEO	$2,405,000	34.80%
Rebecca Byam	CFO	220,000	3.20%
Scott T. Garrett	Chairman of the Board	140,000	2.00%
Gary M. Winer	Board Member	60,000	0.90%
Rick S. Greene	Board Member	25,000	0.40%
Lee Flowers	SVP, Business Development	25,000	0.40%
Officers and Directors as a Group		$2,875,000	41.70%

Total Outstanding Principal		$6,905,000	100.00%

All of the Noteholders who are also stockholders will abstain from voting on Proposal Three.

Vote Required

Assuming that a quorum is present at the Special Meeting, approval of Proposal Three requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal); provided, however, that the vote of any shares of our Common Stock issued to Noteholders will not be counted in determining whether or not this proposal is approved. Any shares that are not voted on the proposal for any reason, including abstentions and Broker Non-Votes, will not be counted as votes cast and accordingly will not affect the outcome of the proposal, but such votes will be counted for purposes of determining the presence or absence of a quorum.

SINCE FOUR OF FIVE DIRECTORS ARE ALSO NOTEHOLDERS, THE BOARD OF DIRECTORS ABSTAINS FROM MAKING A RECOMMENDATION WITH RESPECT TO PROPOSAL THREE.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including this proxy statement, may have been sent to multiple stockholders in your household if you have requested paper copies thereof. We will promptly deliver a separate copy of either document to you upon written or oral request to HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, Attention: Corporate Secretary or (954) 842-2024 X205. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Special Meeting and, so far as is known to our board of directors, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of Stockholders. As to any business that may arise and properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.